EXHIBIT 10.18

      GTE
INTERNETWORKING



                     SERVICE QUOTATION FOR NET VOICE
-------------------------------------------------------------------------

TO:  Bill Bedri                         Quote Date:     Jul 7, 1998
     Net Voice                          Quote Valid To: Jul 8, 1998
     13747 Mont Fort Drive              Quote Number:   60921.9999.1
     Dallas, TX 75240                   Service Level: Internet Advantage
                                                       5.1, Fixed T1
                                                       Bronze
     USA



Service Period (please check one as applicable):
-----------------------------------------------

 [X] 1 Year       [  ] 2 Years       [  ] 3 Years

The Service Period shall commence upon the provisioning by BBN
Corporation, a subsidiary of GTE Internetworking Incorporated ("we", "our", or "us"), to you of the services listed on this Service Quotation.

Recurring Fees (1 year contract)                  Monthly        Annual
--------------------------------                  -------        ------
Leased Circuit Monthly Recurring                  $293.95      $3,527.40
T1 Class Loaner Equipment                         $250.00        $250.00
                                                ---------      ---------
                                                  $543.95      $3,777.40

One-Time Fees             List Price  Discount   One-Time
-------------             ---------- ---------   --------
Activation, T1             $2,500.00    50.0%   $1,250.00
Leased Circuit
 Installation Fee                                   $0.00
T1 Class Loaner Equipment -
 Shipping & Handling                              $100.00
                                                ---------
                                                $1,350.00

Internet Advantage v5.1 Connection Service is a comprehensive, fully-managed offering for customers who view the Internet as a strategic resource and require a high level of reliability, quality, and performance to use the Internet as a vehicle for collaboration and commerce.

Internet Advantage Bronze Connection Service is monitored and maintained by GTE Internetworking 24 hours a day, 365 days a year by experienced operators, technicians, and analysts, and includes the following at no additional charge:

- Domain Name Service (DNS): Primary and secondary DNS are provided for up to 10 domains and 100 kilobytes of associated zone data file storage. We will also register up to 10 domain names for you with InterNIC. Fees for initial registration and on-going maintenance fees for each domain name will be billed to you directly by InterNIC.

- Stats Advantage Usage Reporting: Provides on-demand, web-based graphical and tabular management summaries of traffic statistics from your Internet connection to support your monitoring and capacity planning needs. In order to be able to view or receive Stats Advantage reports, Internet Advantage Bronze Connection Service customers must provide GTE Internetworking with a community string permitting read-only SNMP access to the CPE router.

- Network News Feed: Access to a virtually unlimited number of Internet news groups, bulletin boards, and discussion forums.

- Web-Based Training: Self-service, web-based training on Internet technology, configuration and installation information, and guidelines for installing and operating Internet applications.

For an additional charge, Customer Premises Equipment (CPE) and associated maintenance are available under Internet

      GTE
INTERNETWORKING



                     SERVICE QUOTATION FOR NET VOICE
-------------------------------------------------------------------------

TO:  Bill Bedri                         Quote Date:     Jul 7, 1998
     Net Voice                          Quote Valid To: Jul 8, 1998
     13747 Mont Fort Drive              Quote Number:   60921.9999.1
     Dallas, TX 75240                   Service Level: Internet Advantage
     USA                                               5.1, Fixed T1



Advantage Bronze Connection Service.

New customer orders for Internet Advantage Connection service must be placed for at least an initial one-year term. Service discounts may be available for multi-year commitments. Activation, advanced features, and hardware-related fees are not discountable.

Telco-related fees contained within this quotation may be estimates and are not discountable. In all cases, we will bill customers for actual incurred telco charges and taxes, including any applicable cross-connect and facility entrance fees. Standard telco extended demarcations will be billed at $150; non-standard telco extended demarcations will be quoted on an individual case basis.

An invoice for all one-time fees will be issued following the completion of service activation. Recurring fees will be invoiced on a monthly basis in arrears.

With fixed price T1 service, you lock in a constant monthly fee regardless of how much bandwidth you use.

All invoices are payable net 30 days.  Applicable taxes will be additional.

This Service Quotation is applicable only for version 5.1 of Internet Advantage Connection Service. This Service Quotation does not entitle you to any future versions or releases of such service that we may make available during the Service Period unless separately agreed to in writing by the parties.

      GTE
INTERNETWORKING



                     SERVICE QUOTATION FOR NET VOICE
-------------------------------------------------------------------------

TO:  Bill Bedri                         Quote Date:     Jul 7, 1998
     Net Voice                          Quote Valid To: Jul 8, 1998
     13747 Mont Fort Drive              Quote Number:   60921.9999.1
     Dallas, TX 75240                   Service Level:  Internet Advantage
     USA                                                5.1, Fixed T1


Additional Terms:
-----------------

(a) The Service Quotation and all Services that may be provided pursuant to this Service Quotation are subject to the terms and conditions of
     (a) the Master Agreement for Internetworking Services or the Master Agreement for Internet Services or Internet Services and Products Master Agreement previously signed by you (or, if you have not signed such a Master Agreement, the terms and conditions of the current Master Agreement for Internetworking Services), and (b) the Service Schedule for the applicable Services you are purchasing as indicated in this Service Quotation.

(b) Final acceptance of this Service Quotation by us is subject to credit check approval, and confirmation of a valid Master Agreement and Service Schedule signed by Customer.

(c) Any terms and conditions (including but not limited to those contained in a purchase order issued by Customer) which are different from or in addition to the terms and conditions contained in this Service Quotation, the applicable Master Agreement, and/or the applicable Service Schedule(s) signed by Customer, shall not be binding on us unless expressly accepted in writing, herein or otherwise, by our authorized representative, and we hereby object to and reject all terms and conditions not so accepted.

-------------------------------------------------------------------------

  Customer (Type or Print Full Name):William Bedri, NetVoice Technologies
                                     ------------------------------------

  Signature: /s/ WILLIAM BEDRI               Date:
            ----------------------                -----------------------

  Print Name: William Bedri                  Title:   President
            ----------------------                -----------------------
-------------------------------------------------------------------------

Purchase orders should be made out to:
          GTE Internetworking
          Attention: Michael Zenga
          10 Moulton St
          Cambridge, MA 02138

Should you have questions about this quotation, please contact Michael Zenga at 617-873-4475, Fax: 617-873-3599.
E-mail: mzenga@bbnplanet.com